IRA Ideal!

Defined Asset Funds

SELECT SERIES

Standard & Poor's
Industry Turnaround
Portfolio

SERIES 2

A New Direction For Industry Investing

[LOGO]Merrill Lynch

[Picture logo of fund]STANDARD & POOR'S
INDUSTRY
TURNAROUND
PORTFOLIO

Industry direction
can be as important as stock selection.
The challenge is, how can you do it?

Defined Asset Funds can help

A Defined Contrarian Approach
Some of the best investments may be found in industries no one else wants to buy. The challenge is to find an industry as it turns the corner of recovery...and once you've found it, look within to find promising stocks.
Our Select Series - Standard & Poor's* Industry Turnaround Portfolio puts this contrarian approach into action through a unique two-part screening process. The result is a two year portfolio of five industries that may be poised for a turn around.

The Select Strategy

Like other Portfolios in the Defined Asset Funds Select Series, the Industry Turnaround Portfolio employs a contrarian "buy and hold" strategy. That means it follows a disciplined investment style of choosing stocks from industries that are currently out of favor, and then holds them for a set period of time - in this case, two years. At the end of that period, the screening process is reapplied. You can reinvest in the new Portfolio, if available, or you can redeem your investment. Although the Turnaround Portfolio is a two-year investment, we recommend you stay with this Strategy for at least four to six years for potentially more consistent results.

The Power of the Turnaround Strategy

Since the Select Standard & Poor's Industry Turnaround Portfolio is based on our back-testing of the Turnaround Strategy, we looked at what could have been earned with a hypothetical investment in the Strategy. The following figures illustrate how well the Strategy could have performed over two - year rolling periods when compared to the S&P 500 Index*. While this hypothetical past performance is no guarantee of future results of any Portfolio, these figures show the potential of following the Industry Turnaround Strategy.

Is This Investment Right For You?

This investment is designed for investors able and willing to assume the risks generally associated with equity investments, and with an investment in stocks from industries that are currently depressed. There can be no assurance that the prices of these stocks (and therefore the Portfolio price) will increase or not decline further, during the Portfolio's two-year life. Additionally, U.S. equity markets have recently been at historically high levels, and no assurance can be given that these levels will continue.

A Tax Efficient Structure

By holding this two - year Portfolio until the end, you can benefit from favorable tax treatment on any capital gains. Gains on assets held for more than 18 months are now taxed at the maximum federal tax rate of 20% for individuals.

The Hypothetical Performance of
The Industry Turnaround Strategy vs. The S&P 500 Index

[A bar graph comparing the hypothetical performance of the Industry Turnaround Strategy (ochre) and the S&P 500 Index (purple) in terms of price changes plus dividends received at the end of each two year holding period. An ochre box in the left quadrant indicates the components of the Strategy performance section of the bar graph. The horizontal or (Y) axis compares the annual performance each YEAR from 1973 to 1997, 1/1/97 through 3/31/98** and 1/1/98 through 3/31/98***. The vertical axis or (X) axis reflects the performance of the Portfolios. ]

The chart above compares the hypothetical performance of the Industry Turnaround Strategy (not any actual Portfolio) with the performance of the S&P
500. Returns shown represent price changes plus dividends received at the end of each two year holding period, and do not reflect commissions or taxes. Only the Strategy figures reflect the deduction of Portfolio sales charges (4.50% for the first two 2-year periods, 3.50% for each subsequent 2-year period) and estimated expenses. Portfolio performance will differ from Strategy figures because Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from the closing prices used in determining Portfolio unit price, Portfolios are not fully invested at all times, and stocks may not be weighted equally.


*"Standard & Poor's" and "S&P 500" are trademarks of The McGraw-Hill Companies and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's.
** 1/1/97 through 3/31/98
*** 1/1/98 through 3/31/98


Change Your Direction Toward Industry Investing!

You can get started with the Select Standard & Poor's Industry Turnaround Portfolio with as little as $250. Simply return the attached coupon to receive a free copy of our brochure. Ask your financial professional for a free prospectus containing more complete information, including sales charges and expenses. Please read the prospectus carefully before investing.